SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549

                               FORM 8-K

                            CURRENT REPORT

                 Pursuant to Section 13 or 15d of the

                  Securities and Exchange Act of 1934


                      ---------------------------

                   Date of Report (Date of earliest
                     event reported) July 26, 1996



                            WLR Foods, Inc.
        (Exact name of registrant as specified in its charter)

         Virginia            0-17060              54-1295923
        (State of        (Commission File     (IRS Employer Iden-
      Incorporation)         Number)            tification No.)


                P.O. Box 7000                        22815
              Broadway, Virginia                  (Zip Code)
   (Address of Principal executive offices)


                            (540) 896-7001
                    (Registrant's telephone number,
                         including area code)


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Item 5.   Other Events

On July 26, 1996, the Company's wholly-owned subsidiary, Wampler-Longacre, Inc. changed its corporate name to Wampler-Foods, Inc. A copy of the press release announcing the change is set forth in its entirety as an exhibit hereto.


Item 7.  Exhibits

(99.1) Press release dated August 6, 1996.
















































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                               SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              WLR Foods, Inc.


                              By:__/s/_James L. Keeler____________
                                   James L. Keeler
                                   President and
                                   Chief Executive Officer













































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                             EXHIBIT INDEX

Exhibit No.      Description

(99.1)           Press release dated August 6, 1996






















































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